                                                                     Exhibit 4.1

          [Form of Class A common stock certificate of Ribapharm Inc.]

NUMBER                                                              CLASS A
                                                                    COMMON STOCK
                                                                    SHARES

                                 RIBAPHARM INC.

INCORPORATED UNDER THE                          THIS CERTIFICATE IS
LAWS OF THE STATE OF                            TRANSFERABLE IN
DELAWARE                                        NEW YORK, NY

THIS CERTIFIES that                             CUSIP 762537 10 8

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE OF

RIBAPHARM INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated:

Ribapharm Inc.
CORPORATE

SEAL                                                              CHAIRMAN
DELAWARE

                                                                  SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER AND TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

         [Form of reverse of common stock certificate of Ribopharm Inc.]
                                 RIBAPHARM INC.

         The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be sent to the Secretary of the Corporation at its home office, or to its Transfer Agent named on the face of this certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in         UNIF GIFT MIN ACT -- _______ Custodian ______
              common                               (Cust)              (Minor)
TEN ENT  --  as tenants by                       under Uniform Gifts to Minors
                  the entireties                 Act __________________
                                                            (State)
JT TEN   --  as joint tenants with right of survivorship
               and not as tenants in common

               Additional abbreviations may also be used though not in the above list.

               For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________

                         (NAME AND ADDRESS OF ASSIGNEE)
________________________________________________________________________________
shares ___________of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:______________________________________